                                                                   EXHIBIT 10.13

                                CREDIT AGREEMENT

          THIS CREDIT AGREEMENT (the "Credit Agreement") is made and dated as of the 18th day of December, 1998, by and among DOLLAR FINANCIAL GROUP, INC., a New York corporation (the "Company"), DFG HOLDINGS, INC., a Delaware corporation (the "Parent"), the lenders from time to time party hereto (the "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION CAPITAL MARKETS and WELLS FARGO, as arrangers of the credit facilities evidenced hereby (in such capacity, the "Arrangers"), FIRST UNION NATIONAL BANK, as syndication agent (in such capacity, the "Syndication Agent"), and U.S. BANK NATIONAL ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent").

                                  RECITALS

          A. The Company has requested the Lenders to extend credit to the Company in the form of a secured revolving line of credit and certain secured term loans and that Wells Fargo agree to act as administrative agent for the benefit of the Lenders with respect thereto.

          B. The Lenders party hereto have agreed to extend such credit facilities and Wells Fargo has agreed to act as administrative agent on behalf of the Lenders on the terms and subject to the conditions set forth herein and in the other Loan Documents (as that term and capitalized terms not otherwise defined herein are used with the meanings given such terms in the Glossary attached hereto as Annex I and by this reference incorporated herein).
                   -------

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  AGREEMENT

          1.  Credit Facilities.
              -----------------

              1(a) Revolving Loan Facility.  On the terms and subject to the
                   -----------------------
conditions set forth herein, the Revolving Facility Lenders severally agree that they shall from time to time to but not including the Revolving Facility Maturity Date fund their respective Revolving Facility Percentage Shares of loans (the "Revolving Loans" or a "Revolving Loan"), in an aggregate amount not to exceed at any one time outstanding the lesser of:

                    (1)  The Revolving Credit Limit; and

                    (2) The Collateral Value of the Borrowing Base.

Subject to the mandatory prepayment requirements of Paragraph 3(f) below, the
                                                    --------------
outstanding principal balance of all Revolving Loans and interest accrued and unpaid thereon shall be due and payable in full on the Revolving Facility Maturity Date. Revolving Loans prepaid hereunder may be reborrowed, subject to the terms and conditions of this Credit Agreement, it being agreed and understood that the credit facility provided pursuant to this Paragraph 1(a) is
                                                              --------------
a revolving credit facility.

               1(b)  Term Loan Facility A.  On the terms and subject to the
                     --------------------
conditions set forth herein, the Term Loan A Lenders severally agree that on the Change of Control Payment Date (or, at the request of the Company, on the Business Day immediately preceding the Change of Control Payment Date) they shall fund their respective Term Loan A Percentage Shares of a loan ("Term Loan A"), in an aggregate amount not to exceed the Term Loan A Credit Limit; provided, however, that if the Change of Control Payment Date shall not have occurred on or before the Outside Term Loan Disbursement Date then the commitments of the Term Loan A Lenders hereunder shall terminate and be of no further force or effect. The principal amount of Term Loan A shall be payable in quarterly installments on the last Business Day of each March, June, September and December, commencing September 30, 1999, in accordance with the following amortization schedule:

            Quarterly Payment   Required Principal Payment (Expressed
            -----------------   -------------------------------------
          Dates Occurring:      as Percentage of Original Principal Balance:
          ---------------       --------------------------------------------

             September 30, 1999 through                 1.000%
             June 30, 2000

             September 30, 2000 through                 2.500%
             June 30, 2001

             September 30, 2001 through                 5.000%
             June 30, 2002

             September 30, 2002 through                 7.500%
             June 30, 2003

             September 30, 2003 through                 9.000%
             March 31, 2004

             June 30, 2004                              Outstanding Principal
                                                        Balance of Term Loan A
                                                        Payable in Full

     1(c)  Term Loan Facility B.    On the terms and subject to the conditions
           --------------------
set forth herein, the Term Loan B Lenders severally agree that on the Change of Control Payment Date (or, at the request of the Company, on the Business Day immediately preceding the Change of Control Payment Date) they shall fund their respective Term Loan B Percentage Shares of a loan ("Term Loan B"), in an aggregate amount not to exceed the Term Loan B Credit Limit; provided, however, that if the Change of Control Payment Date shall not have occurred on or before the Outside Term Loan Disbursement Date then the commitments of the Term Loan B Lenders hereunder shall terminate and be of no further force or effect. The principal amount of Term Loan B shall be payable in quarterly installments on the last Business Day of each March, June, September and December, commencing September 30, 1999, in accordance with the following amortization schedule:

         Quarterly Payment      Required Principal Payment (Expressed
         -----------------      -------------------------------------
       Dates Occurring:    as Percentage of Original Principal Balance
       ---------------     -------------------------------------------

       September 30, 1999 through                      0.4167%
       June 30, 2004

       September 30, 2004 through                      11.4583%
       September 30, 2005



       December 31, 2005                               Outstanding Principal
                                                       Balance of Term Loan B
                                                        Payable in Full


          2.  Interest Rate and Yield-Related Provisions.
          --  ------------------------------------------

              2(a)  Applicable Interest Rates.
                     -------------------------

                   (1) The outstanding principal balance of Revolving Loans, and portions thereof, shall bear interest from the date disbursed to but not including the date of payment calculated at a per annum rate equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs 2(c), 2(d) and 2(e) below): (i) the
                        ---------------  ----     ----
      Applicable LIBO Rate for the applicable Interest Period, (ii) the daily average Applicable Floating Eurodollar Rate in effect during the applicable interest computation period, or (iii) the daily average Applicable Base Rate in effect during the applicable interest computation period, said interest to be payable as provided more particularly in Paragraph 2(b) below.
      --------------

                   (2) The outstanding principal balance of Term Loan A, and portions thereof, shall bear interest from the date disbursed to but not including the date of payment calculated at a per annum rate equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs 2(c), 2(d) and 2(e) below): (i) the
                        ---------------  ----     ----
      Applicable LIBO Rate for the applicable Interest Period, or (ii) the daily average Applicable Base Rate in effect during the applicable interest computation period , said interest to be payable as provided more particularly in Paragraph 2(b) below.
                      --------------

                   (3) The outstanding principal balance of Term Loan B, and portions thereof, shall bear interest from the date disbursed to but not including the date of payment calculated at a per annum rate equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs (2(c), 2(d) and 2(e) below): (i) the
                        ----------------  ----     ----
      Applicable LIBO Rate for the applicable Interest Period, or (ii) the daily average Applicable Base Rate in effect during the applicable interest computation period, said interest to be payable as provided more particularly in Paragraph 2(b) below.
                      --------------

              2(b)  Payment of Interest.
                    -------------------

                   (1) The Company shall pay interest on Floating Eurodollar Rate Loans and Base Rate Loans monthly, in arrears, on the last Business Day of each calendar month as set forth on an interest billing delivered by the Administrative Agent to the Company (which delivery may be by facsimile transmission) no later than 9:00 a.m. (San Francisco time) on such date.

                   (2) The Company shall pay interest on LIBO Rate Loans on the last day of the applicable Interest Period or, in the case of LIBO Rate Loans with an Interest Period ending later than three months after the date funded, at the end of each three month period from the date funded and on the last day of the applicable Interest Period as set forth on an interest billing delivered by the Administrative Agent to the Company (which delivery may be by facsimile transmission) no later than 9:00 a.m. (San Francisco time) on such date.


               2(c)  Procedures for Interest Rate Election.
                     -------------------------------------

               (1) The Company may elect from time to time to have Loans funded as LIBO Rate Loans, to convert Revolving Loans outstanding as Base Rate Loans or Floating Eurodollar Rate Loans and to convert portions of Term Loan A and Term Loan B outstanding as Base Rate Loans to LIBO Rate Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 9:00 a.m. (San Francisco time) on the third Eurodollar Business Day preceding the proposed funding or conversion date.

               (2) The Company may elect from time to time to have Revolving Loans funded as Floating Eurodollar Rate Loans or Base Rate Loans and to have portions of Term Loan A and Term Loan B funded as Base Rate Loans by giving the Administrative Agent irrevocable notice of such election no later than 9:00 a.m. (San Francisco time) on the proposed funding date.

               (3) The Company may elect to convert Revolving Loans outstanding as LIBO Rate Loans to Floating Eurodollar Rate Loans or Base Rate Loans and to convert portions of Term Loan A and Term Loan B Advances outstanding as LIBO Rate Loans to Base Rate Loans effective upon the last day of the applicable Eurodollar Interest Period by giving the Administrative Agent irrevocable notice of such election no later than 9:00 a.m. (San Francisco time) on the proposed funding date.

               (4) Any LIBO Rate Loan may be continued as such upon the expiration of the Interest Period with respect thereto by the Company giving the Administrative Agent prior irrevocable notice of such election on the third Eurodollar Business Day preceding the proposed continuation date. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert any affected LIBO Rate Loan to a Base Rate Loan on the last day of the applicable Interest Period.

               (5) No Loan shall be funded or continued as a LIBO Rate Loan and no Loan shall be converted into a LIBO Rate Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring three Eurodollar Business Days prior to the date of, or on the date of, any requested funding, continuation or conversion.

               (6) Each Floating Eurodollar Rate Loan and each Base Rate Loan shall be in the principal amount of $500,000.00 and whole multiples of $10,000.00 in excess thereof and each LIBO Rate Loan shall be in the principal amount of $5,000,000.00 or whole multiples of $1,000,000.00 in excess thereof.

               (7) Each request for the funding, continuation or conversion of a Loan shall be evidenced by the timely delivery by the Company to the Administrative Agent of a duly executed Loan and/or Rate Request (which delivery may be by facsimile transmission).

          2(d)  Inability to Determine Rate.  In the event that the
                ---------------------------
Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank market adequate and reasonable means do not exist for ascertaining the LIBO Rate for any Interest Period, the Administrative Agent shall forthwith give telephonic notice of such determination to each affected Lender and to the Company. If such notice is given: (1) no Loan may be funded as a LIBO Rate Loan, (2) any Revolving Loan or portion of Term Loan A Term Loan B Advance that was to have been converted to a LIBO Rate Loan shall, subject to the provisions hereof, be continued as the type of Loan it is currently, and (3) any outstanding as a LIBO Rate Loan shall be converted, on the last day of the Interest Period applicable thereto, to a Base Rate Loan. Until such notice has been withdrawn by the Administrative Agent, the Company shall not have the right to convert any Loan to a LIBO Rate Loan or to fund any Loan as a LIBO Rate Loan or to continue a LIBO Rate Loan as such. The Administrative Agent shall withdraw such notice in the event that the circumstances giving rise thereto no longer pertain and that adequate and reasonable means exist for ascertaining the LIBO Rate for the Interest Period requested by the Company, and, following withdrawal of such notice by the Administrative Agent, the Company shall have the right to have any Loan funded as a LIBO Rate Loan or to convert any Loan to a LIBO Rate Loan and to continue any LIBO Rate Loan as such in accordance with the terms and conditions of this Credit Agreement.

          2(e)  Illegality.  Notwithstanding any other provisions herein, if any
                ----------
law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain LIBO Rate Loans as contemplated by this Credit Agreement: (1) the commitment of such Lender hereunder to make or to continue LIBO Rate Loans or to convert Loans to LIBO Rate Loans shall forthwith be cancelled and (2) Loans held by such Lender then outstanding as LIBO Rate Loans, if any, shall be converted automatically to Base Rate Loans at the end of their respective Interest Periods or within such earlier period as required by law. In the event of a conversion of any such Loan prior to the end of its applicable Interest Period, the Company hereby agrees promptly to pay any Lender affected thereby, upon demand, the amounts required pursuant to Paragraph 2(i) below, it being
                                              --------------
agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Credit Agreement and payment of all other Obligations.

          2(f)  Funding.  Each Lender shall be entitled to fund all or any
                -------
portion of its share of Loans in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund all LIBO Rate Loans through the purchase of offshore dollar deposits in the amount of that portion of the relevant LIBO Rate Loan held by such Lender in maturities corresponding to the applicable Interest Period.

          2(g)  Requirements of Law; Increased Costs.
                ------------------------------------

               (1) In the event that any applicable law, order, regulation, treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued by any central bank or other governmental authority, agency or instrumentality:

                    (i) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Credit Agreement or any Loans made hereunder, or change the basis of taxation of payments to such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender);

                    (ii) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of interest payable on the Obligations; or

                    (iii) Does or shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or the rate of return on the capital of such Lender or any corporation controlling such Lender, then, in any such case, the Company shall promptly pay to such Lender, upon its written demand made through the Administrative Agent, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as determined by such Lender with respect to this Credit Agreement or Loans made hereunder, so long as such Lender requires obligors under other commitments of this type made available by such Lender to similarly so compensate such Lender.

               (2) If after the date hereof any Lender shall determine that the applicability of any treaty, law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or any change after the date hereof in any applicable law, order, regulation treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or any governmental or judicial interpretation or application thereof (whether or not having the force of law) regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of or maintained by such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations or Loans hereunder and other commitments of this type to a level below that which such Lender or corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into account such Lender's or corporation's policies with respect to capital adequacy), then the Company shall from time to time pay to such Lender, upon demand, such additional amounts as may be specified by such Lender as sufficient to compensate such Lender for any costs which such Lender determines are attributable to the maintenance by it of capital required or expected to be maintained by such Lender or any corporation controlling such Lender in respect of its Loans, or its Commitments (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on the capital of such Lender or such corporation to a level below that which such Lender or corporation could have achieved as of the date hereof), so long as such Lender requires obligors under other commitments of this type made available by such Lender to similarly so compensate such Lender.

               (3) If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 2(g), it shall promptly notify the Company of
                      --------------
     the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Lender to the Company, accompanied by a certification that such Lender has required obligors under other commitments of this type made available by such Lender to similarly so compensate such Lender shall constitute prima facie evidence thereof.

               (4) The provisions of this Paragraph 2(g) shall survive the
                                          --------------
     termination of this Credit Agreement and payment of the outstanding Loans and all other Obligations.

          2(h)  Obligation of Lenders to Mitigate; Replacement of Lenders.
                ---------------------------------------------------------
Each Lender agrees that:

               (1) As promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender, as the case may be, becomes aware of any event or condition that would entitle such Lender to receive payments under Paragraph 2(g) above or Paragraph 2(j)(6) below or
                            --------------          -----------------
     to cease making LIBO Rate Loans under Paragraph 2(e) above, such Lender
                                           --------------
     will use reasonable efforts (i) to make, issue, fund or maintain the affected Loans of such Lender through another lending office of such Lender or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Lender pursuant to Paragraph 2(g) above or pursuant to
                                           --------------
     Paragraph 2(j)(6) below would be materially reduced or eliminated or the
     -----------------
     conditions rendering such Lender incapable of making LIBO Rate Loans under Paragraph 2(e) above no longer would be applicable, and if, as determined
     --------------
     by such Lender in its sole discretion, the making, issuing, funding or maintaining of such LIBO Rate Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such LIBO Rate Loans or the interests of such Lender.

               (2) If the Company receives a notice pursuant to Paragraph 2(g)
                                                                --------------
     above or pursuant to Paragraph 2(j)(6) below or a notice pursuant to
                          -----------------
     Paragraph 2(e) above stating that a Lender is unable to extend LIBO Rate
     --------------
     Loans (for reasons not generally applicable to the Majority Lenders), so long as (i) no Potential Default or Event of Default shall have occurred and be continuing, (ii) the Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par such Lender's Loans, Aggregate Commitment, accrued interest and fees and to assume all obligations of the Lender to be replaced under the Loan Documents and (iii) such Lender to be replaced is unwilling to withdraw the notice delivered to the Company, upon thirty (30) days' prior written notice to such Lender and the Administrative Agent, the Company may require, at the Company's expense, the Lender giving such notice to assign, without recourse, all of its Loans, Aggregate Commitment, accrued interest and fees to such other Lender or Eligible Assignee pursuant to the provisions of Paragraph 11(h)
                                                               ---------------
     below.

               2(i)  Funding Indemnification. In addition to all other payment
                     -----------------------
obligations hereunder, in the event: (1) any LIBO Rate Loan is prepaid prior to the last day of the applicable Interest Period, whether following a voluntary prepayment, mandatory prepayment (including but not limited to application of proceeds from the sale of Borrower Collateral) or otherwise, or (2) the Company shall fail to borrow a LIBO Rate Loan or shall fail to continue or to make a conversion to a LIBO Rate Loan after the Company has given notice thereof as required hereunder, then the Company shall immediately pay to each Lender which would have funded the requested LIBO Rate Loan or holding the LIBO Rate Loans prepaid or not continued or converted, through the Administrative Agent, an additional premium sum compensating such Lender for losses, costs and expenses incurred by such Lender in connection with such prepayment or such failure to borrow, continue or convert. The Company acknowledges that such losses, costs and expenses are difficult to quantify and that, in the case of the prepayment of or failure to borrow or continue as or to convert to a LIBO Rate Loan, the following formula represents a fair and reasonable estimate of such losses, costs and expenses:

Amount               [Applicable          LIBO Rate         ]   Days Remaining
Being                [LIBO Rate           for such Incre-   ]      in Interest
Prepaid or           [for Increment       ment for Days     ]        Period
Not            x     [Being Prepaid   -   Remaining in      ]    x -----------
Borrowed,            [or Not              Interest Period   ]          360
Converted or         [Borrowed,           (as quoted on the first
Continued            [Converted or        Eurodollar Business
                     [Continued           Day following Lenders'
                                          receipt of notice thereof)

For purposes of calculating the current LIBO Rate for the days remaining in the Interest Period for both the increment being prepaid or not converted or continued, said current LIBO Rate shall be an interest rate interpolated between LIBO Rates quoted for standard calendar periods for subsequent months' maturities in accordance with normal conventions. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any LIBO Rate Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Credit Agreement and payment of all other Obligations.

               2(j)  Withholding Taxes.
                     -----------------

               (1) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code, such Lender shall claim exemption from, or a reduction of, United States withholding tax under Sections 1441 or 1442 of the Code, and such Lender shall deliver to the Administrative
     Agent:

                    (i) If such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                    (ii) If such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                    (iii) Such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

     Such Lender agrees to promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

               (2) If any Lender claiming exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to another Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

               (3) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to another Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

               (4) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Paragraph 6(i) are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

               (5) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Paragraph 2(j) together with all costs and
                                     --------------
     expenses (including attorneys fees). The obligation of the Lenders under this subparagraph (5) shall survive the payment of all other Obligations.

               (6) The Company shall not be required to pay any additional amounts in respect of United States withholding tax pursuant to this Paragraph 2(j) on account of any Lender:
     --------------

                    (i) If the obligation to pay such additional amounts arises as a result of a failure by such Lender to comply with its obligations under this Paragraph 2(j);
                     --------------

                    (ii) If such Lender shall have delivered IRS Form 1001 pursuant to this Paragraph 2(j), and such Lender shall not at any time
                           --------------
          be entitled to reduction, partial exemption or exemption from deduction or withholding of United States federal income tax in respect of payments by the Company hereunder for the account of such Lender for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such IRS Form 1001;

                    (iii) If such Lender shall have delivered IRS Form 4224 pursuant to this Paragraph 2(j), and such Lender shall not at any time
                           --------------
          be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by the Company hereunder for the account of such Lender for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such IRS Form 4224.

               2(k)  Fees.  The Company shall pay the following fees:
                     ----

                     (1) To the Administrative Agent for distribution to the Revolving Facility Lenders pro rata in accordance with their respective Revolving Facility Percentage Shares, in arrears, on the last Business Day of each March, June, September and December, commencing December 31, 1998, and on the Revolving Facility Maturity Date (or on each such earlier date as the Revolving Credit Limit shall be reduced to zero as permitted pursuant to Paragraph 3(h)), a commitment fee equal to: (i) the average
                 --------------
     daily Revolving Credit Limit in effect during the calendar quarter (or portion thereof) then ending, minus the daily average outstanding amount of Revolving Loans during such calculation period, multiplied by (ii) the product of: y. the Applicable Fee Percentage, and z. a fraction, the
                 -                                     -
     numerator of which is the number of days in the applicable calculation period and the denominator of which is 360.

                     (2) To the Administrative Agent for distribution to the Term Loan A Lenders in accordance with their respective Term Loan A Percentage Shares, on the date of funding of Term Loan A, a non-refundable commitment fee equal to: (i) the Term Loan A Credit Limit minus the initial principal amount of Term Loan A, multiplied by (ii) the product of: y. five
                                                                         -
     eighths of one percent (0.625%), and z. a fraction, the numerator of which
                                          -
     is the number of days from and including the Effective Date to but excluding the date on which Term Loan A is funded pursuant to Paragraph
                                                                   ---------
     1(b) above and the denominator of which is 360.
     ----

                     (3) To the Administrative Agent for distribution to the Term Loan B Lenders in accordance with their respective Term Loan B Percentage Shares, on the date of funding of Term Loan B, a non-refundable commitment fee equal to: (i) the Term Loan B Credit Limit minus the initial principal amount of Term Loan B, multiplied by (ii) the product of: y. five
                                                                         -
     eighths of one percent (0.625%), and z. a fraction, the numerator of which
                                          -
     is the number of days from and including the Effective Date to but excluding the date on which Term Loan B is funded pursuant to Paragraph
                                                                   ---------
     1(c) above and the denominator of which is 360.
     ----

                     (4) To the Administrative Agent for its own account, such administrative fees as the Administrative Agent and the Company have agreed in writing.

                     (5) To the Arrangers and the Syndication Agent for their respective accounts, such arrangement and syndication fees as such Persons and the Company have agreed in writing.

          2(l)  Post-Default Interest.  During such time as there shall occurred
                ---------------------
and be continuing an Event of Default, all Obligations outstanding, shall, at the election of the Required

Lenders, bear interest at a per annum rate equal to two percent (2%) above the Applicable Base Rate in effect during the applicable calculation period.

              2(m)  Computations.  All computations of interest and fees
                    ------------
payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

          3.  Miscellaneous Provisions.
              ------------------------

               3(a)  Use of Proceeds.    The proceeds of the initial Revolving
                     ---------------
Loan or Revolving Loans funded hereunder shall be applied to pay in full all outstanding obligations of the Company under the Existing Credit Agreement, to pay the Approved Transactional Expenses and Payments and to pay fees and expenses related to the closing of the credit facilities evidenced hereby. Following the Effective Date, the proceeds of Revolving Loans shall be used for working capital and general corporate purposes. The proceeds of Term Loan A and Term Loan B shall be used by the Company solely for the purpose of purchasing Senior Notes as required pursuant to Section 4.15 of the Indenture as a result of the occurrence of a "Change of Control" (as defined in the Indenture).

               3(b)  Request For Loans; Making of Loans.    If the Company
                     ----------------------------------
desires to borrow hereunder, the Company shall deliver a Loan and/or Rate Request to the Administrative Agent (which delivery may be by facsimile transmission) not later than:

                     (1) In the case of a Revolving Loan to be initially funded as a Floating Eurodollar Rate Loan or a Base Rate Loan or portions of Term Loan A or Term Loan B to be initially funded as a Base Rate Loan, 9:00 a.m. (San Francisco time) on the proposed funding date; and

                     (2) In the case of a Revolving Loan or portions of Term Loan A or a Term Loan B to be initially funded as a LIBO Rate Loan, 9:00 a.m. (San Francisco time) on the third Eurodollar Business Day preceding the proposed funding date.

The Administrative Agent shall notify each Lender, as applicable, of such Lender's respective Revolving Loan Percentage Share, Term Loan A Percentage Share and/or Term Loan B Percentage Share of the requested Loan or Loans no later than 10:00 a.m. (San Francisco time) on the date such notice is received by the Administrative Agent (which notice by the Administrative Agent to the Lenders may be given telephonically). Each Lender shall make its Percentage Share of the proposed Loan available to the Administrative Agent, in same-day funds, on the funding date at the Contact Office, ABA 121000248, for the Administrative Agent's Account No. 4081656779, Account Name:
SYNDIC/WFBCORP/DOLLAR FINANCIAL, Ref. Dollar Financial Group, or such other account as the Administrative Agent shall designate, no later than 11:00 a.m. (San Francisco time). The failure of any Lender to advance its Percentage Share of a proposed Loan to the extent required under this Credit Agreement shall not relieve any other Lender of its obligation hereunder to advance its Percentage Share thereof, if required, and no Lender shall be responsible for the failure of any other Lender to make any such advance.

          3(c)  Evidence of Indebtedness.  The obligation of the Company to
                ------------------------
repay the Loans shall be evidenced by notations on the books and records of the Lenders. Such books and records shall constitute prima facie evidence thereof. Any failure to record the advance of any Loan, the interest rate applicable thereto or any other information regarding the Obligations, or any error in doing so, shall not limit or otherwise affect the obligation of the Company with respect to any of the Obligations. Upon the request of a Lender, the Company shall promptly execute a promissory note or promissory notes in favor of such Lender evidencing the Obligations, if the Company has not previously done so.

          3(d)  Borrowing Base Conformity.    In support of its obligation to
                -------------------------
repay Revolving Loans hereunder, the Company shall cause the Collateral Value of the Borrowing Base to be not less than, at any date, the aggregate principal amount of Revolving Loans outstanding on such date. The Company shall immediately prepay Loans to the Administrative Agent on behalf of the Lenders on any day in the amount by which the aggregate principal amount of Revolving Loans outstanding exceeds the Collateral Value of the Borrowing Base.

          3(e)  Nature and Place of Payments.    All payments made on account
                ----------------------------
of the Obligations shall be made by the Company, without setoff or counterclaim, in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any Taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Administrative Agent by 11:00 a.m. (San Francisco time) on the day of payment, it being expressly agreed and understood that if a payment is received after 11:00 a.m. (San Francisco time) by the Administrative Agent, such payment will be considered to have been made by the Company on the next succeeding Business Day and interest thereon shall be payable by the Company at the rate otherwise applicable thereto during such extension. All payments on account of the Obligations shall be made to the Administrative Agent through the Contact Office. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

              3(f)  Prepayments.
                    -----------

                    (1) No later than 9:00 a.m. (San Francisco time) on any Business Day, the Company may voluntarily prepay Base Rate Loans and Floating Eurodollar Rate Loans in whole or in part at any time; provided, however, that voluntary prepayments of Base Rate Loans and Floating Eurodollar Rate Loans shall be in the minimum amount of $500,000.00 and integral multiples of $10,000.00 in excess thereof.

                    (2) The Company may voluntarily prepay LIBO Rate Loans prior to the last day of their applicable Interest Periods in whole or in part at any time upon not less than three Eurodollar Business Days' prior written notice to the Administrative Agent (which notice will be promptly forwarded telephonically by the Administrative Agent to the Lenders affected thereby); provided, however, that voluntary prepayments of LIBO Rate Loans shall be in the minimum amount of $5,000,000.00 and integral multiples of $1,000,000.00 in excess thereof.

                    (3) Subject to the provisions of subparagraph (10) below, all voluntary prepayments of Term Loan A and Term Loan B must be made concurrently and pro rata in accordance with the outstanding principal balances of Term Loan A and Term Loan B on the date of payment thereof.

                    (4) Revolving Loans are subject to mandatory prepayment as provided in Paragraph 3(d) above.
                 --------------

                    (5) The Company shall remit to the Administrative Agent as a mandatory prepayment for application against Term Loan A and Term Loan B, pro rata in accordance with the outstanding principal balances thereof, subject to the provisions of subparagraph (10) below, no later than ninety (90) days after
                   -----------------
     the end of each fiscal year of the Company, fifty percent (50%) of Excess Cash Flow for such fiscal year.

              (6) In addition, the Company and the Parent shall, and shall cause each other Subsidiary of the Parent to, remit to the Administrative Agent for application against Term Loan A and Term Loan B, pro rata in accordance with the outstanding principal balances thereof, subject to the provisions of subparagraph (10) below, immediately upon receipt thereof:
        -----------------
                    (i) One hundred percent (100%) of Net Cash Proceeds received from the sale or other disposition of any and all assets of the Parent, the Company or any other Subsidiary of the Parent (other than sales of inventory in the ordinary course of business) during any fiscal year in excess of $1,000,000.00; provided, however, that no such prepayment in respect of any sale or other disposition of such assets shall be required if and to the extent that the Parent, the Company or the Subsidiary, as applicable, intends to reinvest the Net Cash Proceeds in similar assets and shall have done so within three hundred sixty (360) days of the consummation of such sale or other disposition (it being agreed and understood that in the event any Net Cash Proceeds of any sale or other disposition which would be required to be delivered to the Administrative Agent but for the intention of the selling Person to so reinvest such funds are not fully so reinvested within the required time frame, the amount of such Net Cash Proceeds not so reinvested shall promptly be delivered to the Administrative Agent for application as required hereunder) and, provided further, that nothing contained herein shall be construed to permit any such sale or other disposition unless the same is permitted pursuant to Paragraph 8(h) below;
                      --------------

                    (ii) One hundred percent (100%) of Net Cash Proceeds received under any casualty or property damage insurance covering any and all assets of the Parent, the Company or any other Subsidiary of the Parent during any fiscal year in excess of $500,000.00; provided, however, that no such prepayment shall be required if and to the extent that the Parent, the Company or the Subsidiary, as applicable, intends to reinvest the Net Cash Proceeds in similar assets and shall have done so within three hundred sixty (360) days of receipt thereof (it being agreed and understood that in the event any Net Cash Proceeds which would be required to be delivered to the Administrative Agent but for the intention of the Person receiving such Net Cash Proceeds to reinvest such funds are not fully so reinvested within the required time frame, the amount of such Net Cash Proceeds not so reinvested shall promptly be delivered to the Administrative Agent for application as required hereunder); and


                    (iii) Fifty percent (50%) of the Net Cash Proceeds from each issuance of debt or equity securities by the Parent, the Company or any other Subsidiary of the Parent other than: a. issuances of debt or equity securities contemplated by the Recapitalization and the funding of any Change of Control Payment (as defined in the Indenture), b. the issuance of equity securities of the Parent to members of management of the Company and its

          Subsidiaries, and c. the issuance of the Indebtedness permitted under Paragraph 8(b) below.
          --------------

               (7) Any prepayment of principal of Term Loan A or Term Loan B shall be applied against installments thereon pro rata.

               (8) The Company shall pay in connection with any prepayment hereunder, whether voluntary or mandatory, all interest accrued but unpaid on the Loans to which such prepayment is applied, and in the case of prepayment of any LIBO Rate Loans, all amounts payable pursuant to Paragraph 2(i) above, concurrently with payment of any principal amounts.
     --------------

               (9) Prior to the occurrence of an Event of Default and acceleration of the Obligations, prepayments shall be applied first to Base Rate Loans and Floating Eurodollar Rate Loans to the extent possible and then to LIBO Rate Loans.

               (10) Notwithstanding anything to the contrary set forth in this Paragraph 3(f), each Term Loan B Lender shall have the right to waive
     --------------
     receipt of its proportionate share of any voluntary or mandatory prepayment required to be allocated to Term Loan B (a "Waivable Prepayment"). The Company shall notify the Administrative Agent and each Term Loan B Lender at least three (3) Business Days prior to its payment of any Waivable Prepayment. In the event a Term Loan B Lender desires to waive receipt of its proportionate share of a Waivable Prepayment, such Lender shall so advise the Administrative Agent no later than 5:00 p.m. (San Francisco time) on the Business Day immediately preceding the Company's payment of such Waivable Prepayment. In the event any Term Loan B Lender waives its right to receive a proportionate share of a Waivable Prepayment, the Administrative Agent shall apply the amount so waived to prepay Term Loan A.

          3(g)  Allocation of Payments Received.    Prior to the occurrence
                -------------------------------
of an Event of Default and acceleration of the Obligations, all amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent to the Lenders as directed by the Company (consistent with the requirements for application of prepayments set forth in Paragraph 3(f)
                                                                  --------------
above and subject, except in the case of a Waivable Prepayment to the requirement that any application of amounts against the Revolving Loans, Term Loan A and Term Loan B shall be allocated pro rata among the Revolving Facility Lenders, the Term Loan A Lenders and the Term Loan B Lenders in accordance with their respective Percentage Shares of such facilities) by wire transfer of like funds received on the date of receipt if received by the Administrative Agent before 10:30 a.m. (San Francisco time) or if received later, by 12:00 noon (San Francisco time) on the next succeeding Business Day, without further interest payable by the Administrative Agent. Following the occurrence of an Event of Default and acceleration of the Obligations, all amounts received by the Administrative Agent on account of the Obligations, including, without limitation, as proceeds of the sale or other disposition of Borrower Collateral, shall be promptly disbursed by the Administrative Agent as follows:

               (1) First, to the payment of expenses incurred by the Administrative Agent in the performance of its duties and the enforcement of the rights of the Lenders under the Loan Documents, including, without limitation, all costs and expenses of collection, reasonable and documented attorneys' fees (including all allocated costs of internal counsel), court costs and foreclosure expenses, including as provided in Paragraph 7(g)
                                                              --------------
     below;

               (2) Then, to the Lenders, pro rata in accordance with their respective Consolidated Percentage Shares, until all outstanding Loans and interest accrued thereon have been paid in full, said amounts to be allocated by the Lenders first to interest and then, but only after all accrued interest has been paid in full, to principal of Loans;

               (3) Then, to the Lenders pro rata in accordance with the amount of remaining Obligations owed to such Lenders until all other Obligations held by the Lenders have been paid in full; and

               (4) Then, to such Persons as may be legally entitled thereto.

          3(h)  Termination or Permanent Reduction of Credit Limit.    The
                --------------------------------------------------
Company may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate the Revolving Credit Limit or, from time to time, permanently reduce the Revolving Credit Limit by an aggregate minimum amount of $5,000,000.00 per reduction; provided, however, that no such reduction shall be permitted if, after giving effect thereto and to any prepayments of Revolving Loans made on the effective date thereof, the then outstanding principal amount of Revolving Loans outstanding would exceed the Revolving Credit Limit as so reduced.

          4.  Security; Guaranties; Additional Documents.
          --  ------------------------------------------

              4(a)  Borrower Security Agreement.    As collateral security for
                    ---------------------------
the Obligations, the Company shall execute and deliver to the Administrative
Agent: (1) the Borrower Security Agreement, pursuant to which the Company shall pledge, assign and grant to the Administrative Agent for the pari passu benefit
                                                             ---- -----
of the Lenders a first priority perfected security interest in and Lien upon the Borrower Collateral, including, without limitation, all now owned and hereafter acquired capital stock of all directly owned Subsidiaries of the Company (other than Foreign Subsidiaries which are not Guarantor Subsidiaries as to which the Company need pledge only sixty five percent (65%) of the voting stock thereof), as collateral security for the Obligations, and (2) such UCC-1 financing statements as the Administrative Agent may request.

              4(b)  Initial Required Guaranties; Collateral for Guaranties;
                    -------------------------------------------------------
Subordination.    As additional credit support for the Obligations, each of
-------------
the Initial Guarantors shall execute and deliver to the Administrative Agent:
(1) a Guaranty, (2) a Guarantor Security Agreement, pursuant to which such Person shall pledge, assign and grant the Administrative Agent for the pari
                                                                       ----
passu benefit of the Lenders a first priority perfected security interest in and
-----
Lien upon the Guarantor Collateral described therein, including, without limitation, all now owned and hereafter acquired capital stock of all directly owned Subsidiaries of such Person (other than Foreign Subsidiaries which are not Guarantor Subsidiaries as to which such Person need pledge only sixty five percent (65%) of the voting stock thereof), as collateral security for the Guaranty executed by such Initial Guarantor, (3) a Guarantor Subordination Agreement, and (4) such UCC-1 financing statements as the Administrative Agent may request.

              4(c)  Further Documents.    Each of the Parent and the Company
                    -----------------
agrees to execute and deliver and to cause to be executed and delivered to the Administrative Agent on behalf of the Lenders from time to time:

              (1) A Guaranty, a Guarantor Security Agreement, a Guarantor Subordination Agreement and such UCC-1 financing statements as the Administrative Agent may request, from each Subsidiary of the Parent organized or acquired following the Effective

     Date, other than any Subsidiary as to which the Parent has demonstrated to the reasonable satisfaction of the Administrative Agent that the execution and delivery by such Subsidiary of a Guaranty would:

                    (i) In the case of a Foreign Subsidiary, result in a substantial tax liability to, or substantially impair the value of any tax credits of, the Parent and its Subsidiaries which would not arise but for the execution and delivery of such Guaranty, or

                    (ii) In the case of any Subsidiary, including a Foreign Subsidiary, acquired by the Parent, violate a Contractual Obligation of such Subsidiary existing prior to (and not entered into or incurred in contemplation of) the Acquisition thereof by the Parent and which Contractual Obligation will not be waived by the Person prohibiting the execution and delivery of such Guaranty, such Guaranty, Guarantor Security Agreement, Guarantor Subordination Agreement and UCC-1 financing statements to be delivered immediately upon the formation or acquisition of such Subsidiary by the Parent; and

              (2) From the Parent, the Company and such Persons as the Administrative Agent may request, such confirmatory or supplementary security agreements, financing statements and other documents, instruments or agreements as the Administrative Agent may reasonably request, which are in the Administrative Agent's judgment necessary or desirable to obtain for the Administrative Agent on behalf of the Lenders, the benefit of the Loan Documents, the Borrower Collateral and the Guarantor Collateral (the "Additional Collateral and Credit Support Documents").

          5.  Conditions to Making Loans  .
              --------------------------

              5(a) First Loan. As conditions precedent to the funding of
                   ----------
the first Loan hereunder:

               (1) The Parent and the Company shall have delivered or shall have caused to be delivered to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and duly executed by the appropriate Persons (with sufficient copies for each of the Lenders), each of the following:

                         (i)  This Credit Agreement;

                         (ii) To the extent requested by any Lender, the Notes payable to such Lender;

                         (iii)  The Borrower Security Agreement;

                         (iv) From each Initial Guarantor:  a. a Guaranty, b. a
                                                            -              -
          Guarantor Security Agreement, and c. a Guarantor Subordination
                                            -
          Agreement;

                         (v) The Pledged Shares and stock transfer powers therefor;

                        (vi) Acknowledgement copies of all UCC-1 financing statements required to be delivered by the Company and the Initial Guarantors pursuant to Paragraph 4(a)(2) and Paragraph 4(b)(4) above
                                 -----------------     -----------------
          evidencing the filing of such financing statements in the appropriate offices, in each case accompanied by a UCC Search evidencing the first priority of the security interest in favor of the Administrative Agent for the benefit of the Lenders in the Borrower Collateral and the Guarantor Collateral described therein;

                        (vii) Such other Additional Collateral and Credit Support Documents as may be reasonably requested by the Administrative Agent and the Lenders;

                        (viii) Such credit applications, financial statements, authorizations and such information concerning the Company, the Initial Guarantors and their respective business, operations and condition (financial and otherwise) as any Lender may reasonably request;

                        (ix) Certified copies of resolutions of the Boards of Directors of the Company and each of the Initial Guarantors approving the execution, delivery and performance of the Loan Documents to which such Person is party;

                        (x) A certificate or certificates of the Secretary or an Assistant Secretary of each of the Company and each of the Initial Guarantors certifying the names and true signatures of the officers of such Person authorized to sign the Loan Documents to which such Person is party and, on an ongoing basis, to act under and perform such Loan Documents;

                        (xi) Opinions of counsel for the Company and the Initial Guarantors satisfactory to the Administrative Agent, including, without limitation, Canadian counsel, which opinions shall be in form and substance satisfactory to the Administrative Agent and cover such matters as the Administrative Agent may require, such opinions to include, in any event, opinions as to the enforceability of the Liens created by the Borrower Security Agreement and each of the Guarantor Security Agreements under applicable law and the permissibility of the grant of such Liens and the consistency of such Liens with all requirements and restrictions of the Indenture;

                        (xii) A copy of the Certificate of Incorporation of the Company and each of the Initial Guarantors, certified by the Secretary of State of the state of incorporation of such Person as of a recent date;

                        (xiii) A copy of the Articles of Incorporation and Bylaws of the Company and each of the Initial Guarantors, certified by the Secretary or an Assistant Secretary of such Person as of the date of this Credit Agreement as being accurate and complete;

                        (xiv) A certificate of authority and good standing as of a recent date for the Company and each of the Initial Guarantors for each state in which such Person is qualified to do business;

                        (xv) A certificate of the chief financial officer or treasurer of the Company, in form and detail satisfactory to the Administrative Agent, demonstrating that neither the Company nor any of the Initial Guarantors are insolvent nor will any of such Persons be rendered insolvent upon the incurrence of Indebtedness contemplated hereby;

                        (xvi) A copy of the executed Acquisition Agreement certified by the chief financial officer of the Parent as accurate and complete, setting forth the terms and conditions of the Recapitalization, which shall be satisfactory to the Administrative Agent and the Lenders;

                        (xvii) Evidence satisfactory to the Administrative Agent that upon the funding of the first Loan, all Indebtedness of the Company outstanding under the Existing Credit Agreement, as set forth on a demand statement delivered by the agent for the lenders thereunder to the Administrative Agent and the Company on or before the date of the Effective Date, will be paid in full, the credit facility evidenced thereby terminated and any and all Liens securing the Indebtedness of the Company thereunder terminated and released;

                        (xviii) Confirmation from the Administrative Agent, the Arrangers and the Syndication Agent (which may be oral) that the written fee arrangements between the Company and such Persons referred to in Paragraphs 2(k)(4) and 2(k)(5) have been executed and delivered
                ------------------     -------
          and that all fees required to be paid by the Company thereunder on or before the Effective Date have been or will upon the funding of the initial Loan hereunder be paid in full;

                        (xix) Evidence satisfactory to the Administrative Agent that all reasonable and documented costs and expenses, including, without limitation, fees of inside and outside counsel to the Administrative Agent and the Syndication Agent and fees of appraisers, required to be paid by the Company for which billing statements have been delivered no less than two Business Days' prior to the Effective Date have been, or will upon the funding of the initial Loan hereunder be, paid in full;

                        (xx) A Borrowing Base Report dated as of the date of funding of the initial Loan hereunder demonstrating in form and detail satisfactory to the Administrative Agent that the Collateral Value of the Borrowing Base at and as of such date is sufficient to support the Loans requested to be funded on such date;

                        (xxi) A Covenant Compliance Certificate showing the Parent's and the Company's compliance with the financial covenants set forth under Paragraphs 8(i) below at and as of September 30, 1998
                      ---------------
          (which Covenant Compliance Certificate may be prepared based on internally-prepared unaudited financial statements);

                        (xxii) Consolidated unaudited balance sheets for the Company and its Subsidiaries as of September 30, 1998 and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of the current fiscal year to and including such date, certified by the chief financial officer of the Company as complete and correct and presenting fairly in accordance with GAAP the financial condition of the Company and its consolidated

          Subsidiaries at such date and the results of their operations and changes in financial position for the fiscal period then ended, certified by the chief financial officer of the Company as having been prepared in accordance with GAAP and consistent with the assumptions described therein and fairly presenting and anticipated financial condition of the Company and its consolidated Subsidiaries for the periods covered thereby;

                    (xxiii) Certificates of all fire and casualty, liability and business interruption insurance required to be carried by the Company, the Parent and the Subsidiaries pursuant to the terms of this Credit Agreement, showing the Administrative Agent named as an additional insured and, in the case of business interruption insurance, the loss payee, thereunder;

                    (xxiv) Notices of assignment to Obligors which shall be held by the Administrative Agent and completed and delivered to Obligors as permitted under the Borrower Security Agreement and the Guarantor Security Agreements; and

                    (xxv) Evidence satisfactory to the Administrative Agent and the Lenders that each of the statements set forth on Schedule 1
                                                               ----------
          attached hereto are accurate and complete and all material respects.

               (2) All acts and conditions (including, without limitation, the obtaining of any third party consents or necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

               (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Administrative Agent, the Lenders and their counsel.

          5(b)  All Loans.    As conditions precedent to each Lender's
                ---------
obligation to fund its Percentage Share of any Loan hereunder, including the first Loan, at and as of the date of the funding thereof:

               (1) There shall have been delivered to the Administrative Agent a Loan and/or Rate Request therefor;

               (2) The representations and warranties of the Company, the Parent and each of the Guarantor Subsidiaries contained in the Loan Documents to which such Person is party shall be accurate and complete in all material respects as if made on and as of the date of such funding or issuance (unless any such representation and warranty speaks as of a particular date, in which case it shall remain accurate and complete in all material respects as of such date);

               (3) There shall not have occurred an Event of Default or Potential Default;

               (4) If the requested Loan is a Revolving Loan, following the funding thereof the aggregate principal amount of Revolving Loans outstanding will not exceed the limitations of Paragraph 1(a) above;
                                                    --------------

               (5) If the requested Loan is Term Loan A, the Company has requested a concurrent funding of Term Loan B in a principal amount which bears the same relationship to the Term Loan B Credit Limit that the requested Term Loan A bears to the Term Loan A Credit Limit and if the requested Loan is Term Loan B, the Company has requested a concurrent funding of Term Loan A in a principal amount which bears the same relationship to the Term Loan A Credit Limit that the requested Term Loan B bears to the Term Loan B Credit Limit; and

               (6) If the requested Loan is Term Loan A or Term Loan B, the credit facility made available to the Company referenced in Paragraph 1 on

     Schedule 7 hereto shall have been fully disbursed.
     ----------

By delivering a Loan and/or Rate Request to the Administrative Agent hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(5) above.

          6.  Representations and Warranties of the Company.    As an
          --  ---------------------------------------------
inducement to the Administrative Agent and each Lender to enter into this Credit Agreement and to make Loans hereunder, each of the Parent and the Company, jointly and severally, represents and warrants to the Administrative Agent, and Arrangers, the Syndication Agent and each Lender that:

               6(a)  Financial Condition.    The financial statements, dated the
                      -------------------
Statement Date and the Interim Date, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

               6(b)  No Change.    Since the Statement Date there has been no
                     ---------
Material Adverse Effect.

               6(c)  Corporate Existence; Compliance with Law.    Each of the
                     ----------------------------------------
Parent, the Company and each of the other Subsidiaries of the Parent: (1) is duly organized, validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could be reasonably expected to result in a Material Adverse Effect, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could be reasonably expected to result in a Material Adverse Effect.

               6(d)  Corporate Power; Authorization; Enforceable Obligations.
                     -------------------------------------------------------
Each of the Company, the Parent and each of the Guarantor Subsidiaries has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. The applicable Loan Documents have been duly executed and delivered on behalf of the Company, the Parent and each of the Guarantor Subsidiaries and constitute legal, valid and binding obligations of such Persons enforceable against such Persons in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               6(e)  No Legal Bar.    The execution, delivery and performance of
                     ------------
the Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Parent, the Company or any other Subsidiary of the Parent the failure to comply with which could reasonably be expected to result in a Material Adverse Effect, or create or result in the creation of any Lien (except the Liens created by the Borrower Security Agreement and the Guarantor Security Agreements) on any assets of the Parent, the Company or any other Subsidiary of the Parent.

               6(f)  No Material Litigation.    Except as disclosed on Schedule
                     ----------------------                            --------
2 hereto, no litigation, investigation or proceeding of or before any arbitrator
-
or Governmental Authority is pending or, to the knowledge of the Company or the Parent, threatened by or against the Parent, the Company or any other Subsidiary of the Parent or against any of such Persons' properties or revenues which is likely to be adversely determined and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or which challenges the Company's, the Parent's or any Guarantor Subsidiary's right, power or competence to enter into or perform any of its obligations under the Loan Documents or the validity or enforceability of any Loan Document.

               6(g)  Taxes.    The Parent, the Company and each of the other
                     -----
Subsidiaries of the Parent have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which such Person has established adequate reserves in conformity with GAAP.

               6(h)  Investment Company Act.    Neither the Parent, the Company
                     ----------------------
nor any other Subsidiary of the Parent or any Person controlling the Parent is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               6(i)  Subsidiaries.    Attached hereto as Schedule 3 is an
                     ------------                           ----------
accurate and complete list of all Subsidiaries of the Parent existing at the Effective Date, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Parent or other Subsidiaries. Neither the Parent, the Company nor any other Subsidiary of the Parent will, nor will they permit any of their Subsidiaries to, form any Subsidiary except upon not less than ten (10) Business Days prior written notice to the Administrative Agent and the Lenders and compliance with the provisions of Paragraph 4(c)(1)
                                                            -----------------
above. All of the issued and outstanding shares of capital stock of all existing Subsidiaries of the Parent have been, and all issued and outstanding shares of capital stock of Subsidiaries of the Parent formed following the Effective Date will be, duly authorized and issued and are and will be fully paid and non-assessable.

               6(j)  Federal Reserve Board Regulations.    Neither the Parent,
                     ---------------------------------
the Company nor any other Subsidiary of the Parent is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

              6(k)  ERISA Compliance.  Except as disclosed on Schedule 4 hereto:
                    ----------------                          ----------

               (1) Each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state law failure to comply with which would reasonably be likely to result in a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company and the Parent, nothing has occurred which would cause the loss of such qualification.

               (2) There are no pending or, to be best knowledge of Company or the Parent, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (3) No ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan.

               (4) No Pension Plan has any Unfunded Pension Liability.

               (5) Neither the Parent, the Company nor any ERISA Affiliate has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA).

               (6) Neither the Parent, the Company nor any ERISA Affiliate has incurred nor reasonably expects to incur any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan.

               (7) Neither the Parent, the Company nor any ERISA Affiliate has transferred any Unfunded Pension Liability to any person or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

          6(l)  Assets.    The Parent, the Company and each other Subsidiary
                ------
of the Parent has good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 6(a) above, except property
                                           --------------
and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. Neither the Parent, the Company nor any other Subsidiary of the Parent has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Parent, the Company or any other Subsidiary of the Parent is a party, or title retention agreements, whether in the form of leases or otherwise, relating to any personal property except as reflected in the financial statements referred to in Paragraph 6(a) above or as permitted under Paragraph 8(a) below.
--------------                             --------------

          6(m)  Securities Acts.    Neither the Parent nor the Company has
                ---------------
issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, nor is it in violation of any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, other than violations which could not reasonably be expected to result in a Material Adverse Effect. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of this Credit Agreement or, if applicable, issuance of the Notes.

          6(n)  Consents, etc.    No consent, approval, authorization of, or
                --------------
registration, declaration or filing with any Governmental Authority is required on the part of the Parent, the Company or any other Subsidiary of the Parent in connection with the execution and delivery of the Loan Documents (other than filings to perfect the Liens granted by such Persons to the Administrative Agent on behalf of the Lenders under the Loan Documents) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

          6(o)  Hazardous Materials.    Except as otherwise disclosed on
                -------------------
Schedule 5 hereto, neither the Company, the Parent  nor, to the best knowledge
----------
of the Company or the Parent, any other Person has: (1) caused or permitted any Hazardous Materials to be disposed of in, on, under or about the Property or any part thereof, and neither the Property, nor any part thereof, has ever been used (whether by the Company, the Parent or, to the best knowledge of the Company and the Parent, by any other Person) for activities involving, directly or indirectly, the disposal of any Hazardous Materials; (2) caused or permitted to be incorporated into or utilized in the construction of any improvements located on the Property any chemical, material, or substance to which exposure is prohibited, limited or regulated by any Hazardous Materials Laws or which, even if not so regulated, is known to pose a hazard (either in its present form or if disturbed or removed) to the health and safety of the occupants of the Property or of property adjacent to the Property; or (3) discovered any occurrence or condition on the Property or any property adjacent to or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws, which in any instance or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          6(p)  Regulated Entities.    Neither the Parent, the Company nor
                ------------------
any other Subsidiary of the Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

          6(q)  Copyrights, Patents, Trademarks and Licenses, etc.    The
                --------------------------------------------------
Parent, the Company and each of the other Subsidiaries of the Parent own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company and the Parent, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent, the Company or any other Subsidiary of the Parent infringes upon any rights held by any other Person.

          6(r)  Collateral and Credit Support Documents.    The provisions of
                ---------------------------------------
each of the Collateral and Credit Support Documents are effective to create in favor of the Administrative Agent for the benefit of the Lenders, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company, the Parent and the Guarantor Subsidiaries in the Borrower Collateral and Guarantor Collateral described therein and financing statements have been filed in the offices in all of the jurisdictions listed in the schedule to the Borrower Security Agreement and the Guarantor Security Agreements

          6(s)  Insurance.    The properties of the Parent, the Company and
                ---------
each of the other Subsidiaries of the Parent are insured with financially sound and reputable insurance companies not Affiliates of the Parent or the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent, the Company or such other Subsidiary of the Parent operates. All such policies of insurance name the Administrative Agent as an additional insured for the benefit of the Lenders.

              6(t)  Full Disclosure.    None of the representations or
                    ---------------
warranties made by the Parent, the Company or any other Subsidiary of the Parent in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Parent, the Company or any other Subsidiary of the Parent in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Parent and the Company to the Lenders prior to the Effective
Date), contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

              6(u)  Year 2000.  The Parent, the Company and each of the other
                    ---------
Subsidiaries of the Parent will be Year 2000 Compliant except to the extent failure so to be would not be likely to result in a Material Adverse Effect.

          7.  Affirmative Covenants.  Each of the Parent and the
          --  ---------------------
Company, jointly and severally, hereby covenants and agrees with the Administrative Agent, the Arrangers, the Syndication Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Parent and the Company shall:

              7(a)  Financial Statements.  Furnish or cause to be furnished to
                    --------------------
the Administrative Agent and each of the Lenders directly:

                    (1) Within ninety (90) days after the close of each of the Parent's and the Company's fiscal years, an unqualified audit report certified by independent certified public accountants of national standing, prepared in accordance with GAAP on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (i) any management letter prepared by said accountants, and (ii) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Event of Default or Potential Default, or if, in the opinion of such accountants, any Event of Default or Potential Default shall exist, stating the nature and status thereof;

                    (2) Within ninety (90) days after the close of each fiscal year of National Money Mart Company, condensed financial statements prepared on a consolidated basis for National Money Mart Company and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows; provided, however, that to the extent such condensed financial statements are included in the form 10K filed by the Company for such annual period, such condensed financial statements need not be separately provided hereunder;

                    (3) Within forty five (45) days after the close of each fiscal quarter of each of the Parent's and the Company's fiscal years, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, presented on a comparative basis against corresponding periods in the prior year and against budgeted performance for such period, all certified by its chief financial officer and accompanied by any management comments relating thereto;

               (4) Within thirty (30) days after the close of each calendar month, for each of the Parent, the Company and their Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such calendar month, presented on a comparative basis against corresponding periods in the prior year and against budgeted performance for such period, all certified by its chief financial officer and accompanied by any management comments relating thereto, all certified by its chief financial officer;

               (5) Together with the financial statements required under subparagraphs (1) and (3) above, a Compliance Certificate signed by its chief financial officer showing the calculations necessary to determine compliance with this Credit Agreement and stating that no Event of Default or Potential Default exists, or if any Event if Default or Potential Default exists, stating the nature and status thereof;

               (6) Within ninety (90) days after the close of each fiscal year, a financial summary of year to date revenues, expenses and EBITDA presented separately by region, in form and detail satisfactory to the Administrative Agent but in any event broken down by material revenue and expense categories;

               (7) To the extent not otherwise delivered pursuant to this Paragraph 7(a), copies of all financial statements and financial
     --------------
     information delivered by the Parent, the Company or any other Subsidiary of the Parent from time to time to the holders of the Indebtedness referred to as Items 1 and 2 on Schedule 7 attached hereto; and
                         ----------

               (8) Copies of all proxy statements, financial statements, and reports which the Parent sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Act which the Parent files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder such copies for any Lender of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to the Parent from time to time need not be delivered to such Lender.

          7(b)  Certificates; Reports; Other Information.    Furnish or cause
                ----------------------------------------
to be furnished to the Administrative Agent and each of the Lenders directly:

               (1) Within ten (10) days following the end of each calendar month, as of the close of business of the Company on the last Business Day of the immediately preceding calendar month and at and as of such other times as the Administrative Agent may reasonably request, a Borrowing Base Report;

               (2) Promptly after sending, filing or publishing the same, copies of all proxy statements, financial statements and reports which the Company or the Parent sends to its public stockholders and copies of all regular and periodic reports and all registration statements which the Company or the Parent files with the Securities and Exchange Commission and copies of all press releases issued by the Parent;

               (3) Within thirty (30) days after the close of each of its fiscal years, a monthly budget for the current fiscal year, in form and detail reasonably satisfactory to the Administrative Agent and the Lenders and showing separately the operation of the Canadian Subsidiaries of the Parent and the United States domestic Subsidiaries of the Parent; and

               (4) Promptly, such additional financial and other information, including, without limitation, financial statements of the Parent, the Company and the other Subsidiaries of the Parent, and information regarding the Borrower Collateral and the Guarantor Collateral as any Lender may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to participate out any of its interests in the Obligations.

          7(c)  Payment of Indebtedness.    And shall cause each of the
                -----------------------
Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith and for which provision is made to the satisfaction of the Administrative Agent and the Lenders for the payment thereof in the event the Parent, the Company or any of the Subsidiaries is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Parent, the Company or such Subsidiaries.

          7(d)  Maintenance of Existence and Properties.    And shall cause
                ---------------------------------------
each of the Subsidiaries to, maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and similar rights.

          7(e)  Inspection of Property; Books and Records; Discussions.
                ------------------------------------------------------
And shall cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Administrative Agent or any Lender (at no cost or expense to the Parent, the Company or any Subsidiary unless there shall have occurred and be continuing an Event of Default except to the extend provided in Paragraph 7(g)(3) below) to visit and
                                         -----------------
inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time upon, unless there shall exist an Event of Default or Potential Default, at least two Business Days' prior notice to the Company (which may be telephonic) and as often as may reasonably be desired by the Administrative Agent or any Lender, and to discuss the business, operations, properties and financial and other condition of the Parent, the Company and the Subsidiaries with officers and employees of such Persons, and with their independent certified public accountants (provided that the Company, if it so chooses, may be present at and participate in any such discussion).

          7(f)  Notices.    And shall cause each of the Subsidiaries to,
                -------
immediately but in any event within two Business Days, give written notice to the Administrative Agent and each Lender directly of:

               (1) The occurrence of any Potential Default or Event of Default;

               (2) Any litigation or proceeding affecting the Parent, the Company or any other Subsidiary of the Parent or the Borrower Collateral or the Guarantor Collateral which could reasonably be expected to result in a Material Adverse Effect; and

               (3) Any event not disclosed pursuant to subparagraphs (1) and (2)
                                                       -----------------     ---
     above which could reasonably be expected to result in a Material Adverse Effect.

          7(g)  Expenses.    Pay all reasonable and documented out-of-pocket
                --------
expenses (including fees and disbursements of outside counsel and the allocated costs of internal counsel): (1) of the Administrative Agent and the Syndication Agent incident to the preparation, negotiation and administration of the Loan Documents and the protection of the rights of the Lenders, the Administrative Agent and the Syndication Agent under the Loan Documents, (2) of the Administrative Agent and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Company or a "workout" of the Obligations and (3) of the Administrative Agent incurred in connection with audits of the Borrower Collateral and the Guarantor Collateral (including, without limitation, of the books and records of the Company and the Subsidiaries relating thereto) conducted by the Administrative Agent not more frequently than once during any consecutive twelve
(12)-month period (copies of which shall be promptly distributed to each Lender). The obligations of the Parent and the Company under this Paragraph
                                                                   ---------
7(g) shall be effective and enforceable whether or not any Loan is funded
----
hereunder and shall survive payment of all other Obligations.

          7(h)  Loan Documents.    And shall cause each of the Guarantor
                --------------
Subsidiaries to, comply with and observe all terms and conditions of the Loan Documents to which such Person is party.

          7(i)  Insurance.    And shall cause each of the Subsidiaries to,
                ---------
obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, which shall name the Administrative Agent as, in the case of all business interruption insurance policies, loss payee, and in all other cases an additional insured for the benefit of the Administrative Agent and each Lender as their interests may appear, and furnish any of the Lenders on request full information as to all such insurance.

          7(j)  Hazardous Materials.    And shall cause each of the
                -------------------
Subsidiaries to (except to the extent failure to comply with the requirements of this Paragraph 7(j) could not be reasonably expected to result in a Material Adverse Event):

               (1) Keep and maintain all Property in compliance with, and shall not cause or permit any Property to be in violation of, any Hazardous Materials Laws or any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions on, under or about any Property, including, but not limited to, soil and ground water conditions.

               (2) Not cause or permit the discharge, release or disposal of any Hazardous Materials in, on, under or about the Property (except relating to use of solvents, paints and other chemical products used in connection with the operation and production of equipment and inventory in the ordinary course of business in accordance with all Requirements of Law, including, without limitation, Hazardous Materials Laws).

               (3) Promptly advise the Administrative Agent and each Lender in writing of: (i) any threatened or actual Hazardous Materials Claims, (ii) the Company's or any Subsidiary's receipt of any notice of any violation of Hazardous Materials Laws (and the Company shall promptly provide the Lender with a copy of such notice of violation), and (iii) the Company's or any Subsidiary's discovery of any occurrence or condition on the Property or any property adjacent to or in the vicinity of the Property that could cause the Property or any part thereof to be in violation of any Hazardous Materials Laws or to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws. If the Administrative Agent and/or any Lender shall be joined in any legal proceedings or actions initiated in connection with any Hazardous Materials Claims, such Person shall have its reasonable and documented attorneys' fees and disbursements in connection therewith paid by the Company.

               (4) In the event (a "Hazardous Materials Event") of a Hazardous Materials Claim, the receipt of a notice of violation as described in the preceding subparagraph (3)(ii), or the discovery of an occurrence or
               --------------------
     condition as described in the preceding subparagraph (3)(iii):
                                             ---------------------

                    (i) Retain, at the Company's own cost, a reputable and experienced environmental consultant reasonably acceptable to the Administrative Agent and the Lenders;

                    (ii) Cause such environmental consultant to perform a thorough investigation of the Property and the circumstances that gave rise to the Hazardous Materials Event, and to produce a complete report of such investigation with recommendations as to any further action to be taken on account of such Hazardous Materials Event, a copy of which report shall be provided to the Administrative Agent and the Lenders;

                    (iii) If the report of such environmental consultant so recommends, or if otherwise required pursuant to any Hazardous Materials Laws, cause such environmental consultant to prepare a remediation program pursuant to which the circumstances that have given rise to the Hazardous Materials Event are to be fully remedied, which program shall be prepared in coordination with the Company and all relevant Governmental Authorities, and approved by all relevant Governmental Authorities;

                    (iv) Cause such remediation program to be carried out with diligence and at all times in compliance with all Hazardous Materials Laws and with the approval of all relevant Governmental Authorities;

                    (v) Upon completion of such remediation program, cause all final approvals from relevant Governmental Authorities to be obtained, and provide evidence to the Administrative Agent and the Lenders that the program has been completed and all approvals obtained; and

                    (vi) In the course of carrying out the covenants in

          subparagraphs (4)(i) through (v) above, a. provide the Administrative
          --------------------         ---        -
          Agent and the Lenders with such periodic information and notices regarding the Hazardous Materials Event, the environmental consultant's investigation, and the preparation, approval and carrying out of any remediation program as the Administrative Agent and the Lenders may reasonably require, and b. allow the Administrative Agent
                                              -
          and the Lenders to enter and inspect the Property at any time, provided that any such entry and inspection shall not be deemed to impose any liability or responsibility on the Administrative Agent or the Lenders with respect to any Hazardous Materials Event or any remediation thereof, nor constitute any representation or warranty by the Lender with respect to any condition, action or activity on or affecting the Property.

          7(k)  Compliance with Laws and Contractual Obligations.    And
                ------------------------------------------------
shall cause each of the Subsidiaries to, comply, in all material respects, with:
(1) all Requirements of Law of any Governmental Authority or other Person having jurisdiction over it or its business (including, without limitation, the Federal Fair Labor Standards Act, all consumer credit and disclosure laws and regulations and laws and regulations relating to the check cashing business and to the collections business), except such as may be contested in good faith or as to which a bona fide dispute may exist, and (2) all Contractual Obligations, failure to comply with which could reasonably be expected to result in a Material Adverse Effect.

          7(l)  Further Assurances.    And shall cause each of the
                ------------------
Subsidiaries to, promptly upon request by the Administrative Agent or any Lender, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Administrative Agent or such Lender, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Credit Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral and Credit Support Documents any of the properties, rights or interests covered by any of the Collateral and Credit Support Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral and Credit Support Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Administrative Agent and Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith.

          7(m)  Year 2000.  And will cause each of the Subsidiaries to, perform
                ---------
all acts within its power as are reasonably necessary to ensure that: (1) the Parent, the Company and each Subsidiary and any business in which it holds a substantial interest, and (2) all customers, suppliers and vendors that are material to its business become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of such Person's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. The Parent and the Company will and will cause each of the Subsidiaries to immediately upon request of the Administrative Agent provide to the Administrative Agent and the Lenders such certifications or other evidence of the Parent's, the Company's or such Subsidiary's compliance with the terms of this Paragraph 7(m) as the Administrative Agent may from time to time require.
     --------------

          7(n)  Required Hedging Program.  Shall, within ninety (90) days
                ------------------------
following the Effective Date cause the Company to enter into interest rate protection agreements protecting against fluctuations in interest rates as to which the material terms are reasonably satisfactory to the Administrative Agent, which agreement shall provide coverage in an amount which will result in not less than than fifty percent (50%) of all non-revolving Debt of the Company outstanding following the Change of Control Payment Date to be either fixed rate debt or hedged for a period of not less than three years.

          8.  Negative Covenants.    Each of the Parent and the Company
              ------------------
hereby jointly and severally agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, neither the Parent nor the Company shall, directly or indirectly:

              8(a)  Liens.    And shall not permit any Subsidiary to, create,
                    -----
incur, assume or suffer to exist, any Lien upon the Borrower Collateral or the Guarantor Collateral or upon any of its other property and assets except the Liens created by the Borrower Security Agreement and the Guarantor Security Agreements and:

                   (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Parent, the Company or the Subsidiary, as applicable, shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                   (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases, workmen's compensation claims and social security claims or for purposes of like general nature in the ordinary course of the Parent's, the Company's or the Subsidiary's business;

                   (3) Purchase money security interests for property hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall extend to any property other than the property acquired.

                   (4) Statutory Liens of carriers, warehousemen, mechanics, materialmen, landlords and other similar Liens imposed by law and created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in conformity with GAAP;

                   (5) Attachment and judgment Liens not otherwise constituting an Event of Default each of which Lien is in existence less than sixty (60) days after the entry thereof or with respect to which execution has been stayed, payment is covered in full by insurance, or the Parent, the Company or the Subsidiary shall in good faith be prosecuting an appeal or proceedings for review and shall have set aside on its books such reserves as may be required by GAAP with respect to such judgment or award;

                   (6) Liens securing Acquired Indebtedness existing prior to the consummation of the related Permitted Acquisition; provided, however, that such Liens shall cover only real estate and the tangible personal property located thereon (but in no event including cash or cash equivalents as "tangible personal property") at the date of consummation of the related Permitted Acquisition or shall constitute purchase money security interests which attach solely to the property acquired with the proceeds thereof;

               (7) Liens securing Indebtedness of Foreign Subsidiaries which are not Guarantor Subsidiaries permitted under Paragraph 8(b)(9) below covering
                                                -----------------
     only assets of the Foreign Subsidiary obligated thereon;

               (8) Additional Liens described on Schedule 6 attached hereto; and
                                                 ----------

               (9) Replacements, extensions and renewals of Liens permitted under this Paragraph 8(a) provided that such Liens cover only the property
                --------------
     and assets previously subject to such Lien and secure only the Indebtedness previously secured thereby and renewals, extensions, refunding or refinancing of the same to the extent permitted under Paragraph 8(b) below.
                                                           --------------

          8(b)  Indebtedness.    And shall not permit any Subsidiary to,
                ------------
create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness other than:

               (1) The Obligations and the Guaranty Obligations;

               (2) Indebtedness reflected in the financial statements referred to in Paragraph 6(a) above (other than Indebtedness under the Existing
           --------------
     Credit Agreement which is to be repaid on the Effective Date);

               (3) Trade debt incurred in the ordinary course of business and outstanding less than sixty (60) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Lenders for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Parent, the Company or the Subsidiary;

               (4) Indebtedness secured by Liens permitted under Paragraph 8(a)
                                                                 --------------
     above;

               (5) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business and provided that such Indebtedness is extinguished within two Business Days of its incurrence;

               (6) Indebtedness under negotiable instruments for deposit or collection in the ordinary course;

               (7) Acquired Indebtedness arising in connection with Permitted Acquisitions and unsecured Indebtedness to sellers incurred in connection with such Permitted Acquisitions in an amount not to exceed $10,000,000.00 in the aggregate at any one time outstanding during the term of this Agreement;

               (8) Indebtedness of the Parent, the Company and Subsidiaries of the Company which are Guarantor Subsidiaries among themselves, subject, in the case of

     Indebtedness of the Company to the Parent or any Guarantor Subsidiary, to the provisions of the applicable Guarantor Subordination Agreements;

               (9) Indebtedness of Subsidiaries of the Parent which are not Guarantor Subsidiaries among themselves and to Persons other than the Parent, the Company and the Guarantor Subsidiaries so long as the holders of such Indebtedness have no recourse on account thereof or in connection therewith to the Parent, the Company or any Guarantor Subsidiary, by way of guaranty provided by such Person or on account of representations or warranties made by such Person or otherwise;

               (10) Indebtedness of Subsidiaries of the Parent which are not Guarantor Subsidiaries to the Parent, the Company and other Guarantor Subsidiaries; provided, however, that the aggregate amount of such Indebtedness shall not exceed $10,000,000.00 and such Indebtedness shall be evidenced in each case by a negotiable promissory note which promissory note and any and all collateral security therefor shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Borrower Security Agreement or the Guarantor Security Agreement of the lender of such Indebtedness, as applicable;

               (11) Additional Indebtedness described on Schedule 7 attached
                                                         ----------
     hereto; and

               (12) Indebtedness renewing, extending the maturity of or refunding or refinancing in whole or in part Indebtedness otherwise permitted hereunder; provided that: (i) the terms thereof, including, without limitation, interest rate, events of default, remedies, term to maturity, payment terms and covenants, are no less favorable than those of the Indebtedness being so renewed, extended, refunded or refinanced, (ii) the principal amount of such Indebtedness is not increased, and (iii) such Indebtedness and the incurrence thereof does not conflict with any term or provision of this Agreement or the other Loan Documents or result in the occurrence of an Event of Default or Potential Default.

          8(c)  Consolidation and Merger.    And shall not permit any
                ------------------------
Subsidiary to, liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination, except that, and if, but only if, immediately after the effectiveness of such transaction there shall not have occurred and be continuing any Event of Default or Potential Default:
(i) any Subsidiary may be consolidated with or merged into the Company or a Guarantor Subsidiary, (ii) other Persons may be consolidated with or merged into the Company or any Subsidiary in connection with a Permitted Acquisition, and
(iii) any Subsidiary may be liquidated or dissolved if its business, assets and property are transferred to the Parent, the Company or a Guarantor Subsidiary.

          8(d)  Acquisitions.    And shall not permit any Subsidiary to,
                ------------
purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any person, firm or corporation (except in connection with Capital Expenditures permitted under Paragraph 8(j) below)
                                                     --------------
without the prior written consent of not less than two Lenders holding fifty one percent (51%) of the Consolidated Percentage Shares; provided, however, that notwithstanding the foregoing: (1) from the period from the Effective Date to and including December 31, 1999, the Parent, the Company and the other Subsidiaries of the Parent may consummate Permitted Acquisitions for a total aggregate purchase consideration (including, without limitation, Acquired Indebtedness, unsecured Indebtedness to sellers and earn-out and non-competition obligations) of $25,000,000.00 or less, and (2) during each calendar year thereafter, the Parent, the Company and the other Subsidiaries of the

Parent may consummate any single Permitted Acquisition for a total purchase consideration (including, without limitation, Acquired Indebtedness, unsecured Indebtedness to sellers and earn-out and non-competition obligations) of $10,000,000.00 or less or Permitted Acquisitions for a total aggregate purchase consideration (including, without limitation, Acquired Indebtedness, unsecured Indebtedness to sellers and earn-out and non-competition obligations) of $15,000,000.00 or less.

          8(e)  Payment of Dividends.    Declare or pay any dividends upon
                --------------------
its shares of stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property or securities, except, and if but only if at the date such dividends are declared and at the date such dividends are to be paid there does not exist an Event of Default or Potential Default, dividends and other distributions in a dollar amount necessary to permit the Parent to:

              (1) Pay management fees to Leonard Green & Partners, L.P. and its Affiliates to the extent such management fees are permitted pursuant to Paragraph 8(k) below;

              (2) Pay taxes payable by the Parent on account of income derived from operations of the Company and other Subsidiaries of the Parent;

              (3) Redeem or otherwise repurchase stock, stock equivalents or stock options issued by the Parent owned by former employees, former directors or former officers of the Company and its Subsidiaries for an aggregate purchase price for all such stock, stock equivalents and stock options not to exceed $1,000,000.00 in any fiscal year or $3,000,000.00 in the aggregate during the term of this Agreement, in each case plus the
                                                                   ----
     aggregate amount of Net Cash Proceeds received by the Parent following the Effective Date and consummation of the Recapitalization and Merger (as defined in the Acquisition Agreement) from the issuance by the Parent of equity securities to employees, directors or officers of the Company and its Subsidiaries and minus the aggregate amount of repurchases made
                          -----
     pursuant to this subparagraph (3) following the Effective Date; provided, however, that in no event shall the aggregate dollar amount of all such redemptions and repurchases exceed $5,000,000.00 during the term of this Agreement, and, provided further, that notwithstanding the limitations contained herein, the Parent may redeem and repurchase additional stock, stock equivalents and stock options in any fiscal year in an additional aggregate amount equal to key man life insurance proceeds which it receives in such fiscal year;

              (4) Pay overhead and operating expenses, provided that such dividends shall be in an amount not to exceed $100,000.00 in fiscal year;

              (5) Fund, from time to time after the Effective Date, costs and expenses in an amount not to exceed $500,000.00 in the aggregate, incurred in connection with the obligations of the Parent under that certain Exchange and Registration Rights Agreement of even date herewith between the Parent and the initial purchasers of the Parent's Senior Discount Notes due 2006 and that certain Amended and Restated Stockholders Agreement of even date herewith between the Parent and certain of the Parent's shareholders as of the Effective Date; and

              (6) Pay, commencing June 30, 2004, interest due and payable on the Parent's Senior Discount Notes due 2006; provided, however, that as an additional condition precedent to the right to pay any such dividend, the Company shall be in compliance with the requirements of Paragraph 8(i)(2)
                                                             -----------------
     below on the date of payment thereof (computed on a pro forma basis including such interest in Debt Service in such calculation for the four quarter period ended on the day the related interest payment is due, and further, that for the purposes of the calculation at June 30, 2004, the amount included in Debt Service shall be twice the amount of interest payable on such date to reflect a full year's interest).

          8(f)  Purchase or Retirement of Stock.    Except as permitted
                -------------------------------
pursuant to Paragraph 8(e)(3) above, acquire, purchase, redeem or retire any
            -----------------
shares of its capital stock now or hereafter outstanding, in one transaction or a series of transactions.

          8(g)  Investments; Advances.    And shall not permit any Subsidiary
                ---------------------
to, make or commit to make any advance, loan or extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person, except:

              (1) Investments in Cash Equivalents;

              (2) Investments in Guarantor Subsidiaries;

              (3) Investments in and advances to Subsidiaries formed following the Effective Date and Subsidiaries acquired in a Permitted Acquisition following the Effective Date which are not, in either such case, Guarantor Subsidiaries; provided, however, that such investments and advances shall not exceed $15,000,000.00 in the aggregate at any one time outstanding for all such Subsidiaries;

              (4) Loans and advances among the Parent, the Company and Subsidiaries of the Company which are Guarantor Subsidiaries permitted under Paragraph 8(b)(8) above;
           -----------------

              (5) Loans made in the ordinary course of business to officers and employees of the Company and its Subsidiaries or to enable them to acquire stock of the Parent in an aggregate amount not to exceed $3,000,000.00 at any one time outstanding;

              (6) Loans, advances and investments described on Schedule 8
                                                               ----------
     attached hereto; and

              (7) Other loans and advances made by the Parent, the Company and all Subsidiaries in an aggregate amount not to exceed $5,000,000.00 at any one time outstanding, it being acknowledged and agreed by the Parent and the Company that any and all liabilities, contingent or otherwise, of, or recourse of any Person to, the Parent, the Company or any Subsidiary in relation to, the "Cash Til Pay Day Loan Program" shall be included in the dollar restriction against loans and advances under this subparagraph (7).
                                                              ----------------

          8(h)  Sale of Assets.    And shall not permit any Subsidiary to,
                --------------
sell, lease, assign, transfer or otherwise dispose of any of its assets, whether now owned or hereafter acquired, other than:

               (1) Dispositions of personal property in the nature of furniture, furnishings, equipment and supplies which are worn or obsolete or otherwise not needed in the running of the business;

               (2) The sales or other dispositions, whether in one transaction or a series of related transactions, of assets of the Parent, the Company or any Subsidiary with a fair market value not to exceed $2,500,000.00 in the aggregate during any consecutive twelve (12)- month period;

               (3) Liquidation of Cash Equivalents and other investments (other than investments in fixed assets) permitted to be held by such Person pursuant to Paragraph 8(g) above;
                 --------------

               (4) Transfers of assets among the Company and Guarantor Subsidiaries;

               (5) Transfers of tangible personal property (excluding in any event cash and cash equivalents as "tangible personal property") by the Company and the Guarantor Subsidiaries to Subsidiaries which are not Guarantor Subsidiaries, which assets are to be used by such Subsidiaries in the ordinary course of their business operations and which assets have an aggregate fair market value not to exceed $2,000,000.00 during the term of this Agreement; and

               (6) Other sales and dispositions of fixed assets of the Parent, the Company or any Subsidiary; provided, however, that: (i) the Administrative Agent and the Lenders shall have approved in writing in advance any such disposition (which approval shall not be unreasonably withheld), and (ii) there shall be delivered to the Administrative Agent concurrent with the consummation of such disposition any mandatory prepayment required pursuant to Paragraph 3(f)(6)(1) above.
                                     --------------------

         8(i)  Financial Covenants.  Permit as of the last day of any fiscal
               -------------------
quarter, commencing December 31, 1998:

                 (1) The Company's consolidated ratio of:  (i) Funded Debt, to
      (ii) EBITDA as of the end of such fiscal quarter for such quarter and the immediately preceding three fiscal quarters, to exceed:

                    As of Calendar
                    --------------
        Quarters Ending        Required Ratio
        ---------------        --------------

            December 31, 1998           4.25:1.00
                 through
            December 31, 1999
            March 31, 2000              4.00:1.00
                 and
            June 30, 2000

            September 30, 2000          3.75:1.00
                 and
            December 31,
                2000
            March 31, 2001              3.50:1.00
                 and
            June 30, 2001

            September 30, 2001          3.25:1.00
                 and
            December 31, 2001

            March 31, 2002              3.00:1.00
            and the last day of each
            fiscal quarter thereafter

               (2) The Company's consolidated ratio of: (i) EBITDA as of the end of such fiscal quarter for such quarter and the immediately preceding three fiscal quarters, less Capital Expenditures and plus Rental Expense for such fiscal period, to (ii) Debt Service for such period, to be less than:

                 As of Calendar
                 --------------
      Quarters Ending        Required Ratio
      ---------------        --------------

            December 31, 1998            1.40:1.00
                 through
            March 31, 1999

            June 30, 1999                1.50:1.00
            and the last day of each
            fiscal quarter thereafter

              (3) The Company's consolidated EBITDA as of the end of such fiscal quarter for such quarter and the immediately preceding three fiscal quarters to be less than:

                   As of Calendar
                   --------------
        Quarters Ending       Required EBITDA
        ---------------       ---------------

            December 31, 1998            $31,000,000
                 through
            September 31, 1999

            December 31, 1999            $32,000,000
                 and
            March 31, 2000

            June 30, 2000                $33,000,000
                 and
            September 30, 2000

            December 31, 2000            $34,000,000

            March 31, 2001               $35,000,000

            June 30, 2001                $36,000,000

            September 30, 2001           $37,000,000

            December 31, 2001            $38,000,000

            March 31, 2002               $39,000,000

            June 30, 2002                $40,000,000

            September 30, 2002           $41,000,000

            December 31, 2002            $42,000,000

            March 31, 2003               $43,000,000
                 and
            June 30, 2003

            September 30, 2003           $44,000,000

            December 31, 2003            $45,000,000
            and the last day of each
            fiscal quarter thereafter

          8(j)  Capital Expenditures.  And shall not permit any Subsidiary to,
                --------------------
make or commit to make (by way of acquisition of the securities of any Person or otherwise), Capital Expenditures, taken in the aggregate for the Parent, the Company and the other Subsidiaries of the Parent, in excess of: (1) during fiscal year 1999, $7,500,000.00, and (2) during each fiscal year thereafter, twenty percent (20%) of EBITDA of the Parent and its consolidated Subsidiaries for the immediately preceding fiscal year; provided, however, that prior to the delivery of the annual audited financial statements for the immediately preceding fiscal year required pursuant to Paragraph 7(a) above, Capital Expenditures of the Parent and its consolidated Subsidiaries shall not exceed a dollar amount equal to thirty percent (30%) of the maximum limitation on Capital Expenditures during the immediately preceding fiscal year.

          8(k)   Limitation on Transactions with Affiliates.  And shall
not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Parent's, the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Parent, the Company or such Subsidiary than such Person would obtain in a comparable arms-length transaction; provided, however, that nothing contained herein shall restrict the following: (1) transactions between or among the Parent, the Company and/or the Subsidiaries and any of their Affiliates otherwise expressly permitted pursuant to Paragraphs 8(a) through 8(o) of this Credit Agreement, (2) retention of Goldman Sachs & Co. or its Affiliates by the Parent, the Company and/or the Subsidiaries for investment banking or financial advisory services as approved by a majority of the Board of Directors of the Parent, (3) actions taken and transactions entered into by the Parent, the Company and/or the Subsidiaries in connection with registration rights agreements, and (4) payments by the Parent, the Company and/or the subsidiaries of transactional and management and similar fees and reimbursements of expenses to Leonard Green & Partners, L.P. or any Affiliate thereof, provided that in no event shall the Parent, the Company and/or the Subsidiaries pay management or similar fees to Leonard Green & Partners, L.P. or any Affiliate thereof: (i) at any date on which there shall exist an Event of Default or Potential Default, or
(ii) in an aggregate amount during any consecutive twelve month period in excess for all such Persons 1.60% of (y) the original equity investment of Green Equity Investors, II, L.P. in the Parent, plus (z) the value of any additional capital contributions to the Parent made, directly or indirectly, by any Affiliate of Leonard Green & Partners, L.P. (it being agreed and understood by the

Administrative Agent and the Lenders that the restriction set forth in subparagraph (ii) above shall not apply to payments on account of significant services provided by Leonard Green & Partners, L.P. and its Affiliates in connection with a specific transaction, as to which such Person may receive a reasonable and customary one-time fee for such services); and, provided further, that nothing contained herein shall restrict the right of the Parent and the Company to pay the Approved Transactional Expenses and Payments or to make the loans to be made to members of management of the Company on the Effective Date required to be made pursuant to that certain Memorandum to Management Stockholders of DFG Holdings, Inc. dated November 13, 1998 and that certain Employment Agreement dated as of November 13, 1998 by and among Jeff Weiss, the Parent and the Company.


               8(l) Change in Business.  And shall not permit any Subsidiary to,
                    ------------------
engage in any material line of business substantially different from those lines of business carried on by it on the Effective Date hereof.

               8(m) Change in Structure. And shall not permit any Subsidiary to,
                    -------------------
make any changes in its equity capital structure (including, in the terms of its outstanding stock), or amend its certificate of incorporation or by-laws in any material respect.

               8(n) Accounting Changes. And shall not permit any Subsidiary to,
                    ------------------
make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Parent, the Company or of any of its Subsidiaries.

               8(o) Restriction on Negative Pledges. And shall not permit any
                    -------------------------------
Subsidiary to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligations if security is given for some other obligation, except pursuant to this Credit Agreement and the other Loan Documents.

          9.    Events of Default. Upon the occurrence of any of the following
                -----------------
events (an "Event of Default"):


                9(a) The Company shall fail to pay any principal or interest on any Loan on the date when due or shall fail to pay any other Obligation within five days of the date when due; or

                9(b) Any representation or warranty made by the Parent or the Company in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any material respect on or as of the date made or deemed made; or

                9(c) The Parent or the Company shall default in the observance or performance of any covenant or agreement contained in Paragraphs 7(d) or 7(k)
                                                         ---------------    ----
above, Paragraph 8 above or the Company shall default in the observance or
       -----------
performance of any covenant or agreement contained in the Borrower Security Agreement; or

                9(d) The Parent or the Company shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days following the date the Parent or the Company knew or, in the orderly conduct of its business, should have known of such failure; or

                9(e) The Company shall default in any payment of principal of or interest on any Indebtedness (other than the Obligations) in an aggregate amount in excess of $2,000,000.00, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

          9(f) (1) The Parent, the Company or any other Subsidiary of the Parent, shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Parent, the Company or any other Subsidiary of the Parent shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Parent, the Company or any other Subsidiary of the Parent, any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Parent, the Company or any other Subsidiary of the Parent, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Parent, the Company or any other Subsidiary of the Parent, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1),
(2) or (3) above; or (5) the Parent, the Company or any other Subsidiary of the Parent, shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

          9(g) (1) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $500,000.00;
(2) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by the Company or an ERISA Affiliate which has result or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $500,000.00; or (3) the Company or an ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, which has resulted or could reasonably be expected to result in a Material Adverse Effect; or

          9(h) One or more judgments or decrees in an aggregate amount in excess of $2,000,000.00 (excluding judgments and decrees covered by insurance, without giving effect to self-insurance or deductibles) shall be entered and be outstanding at any date against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

          9(i) The Parent or any Guarantor Subsidiary shall attempt to rescind or revoke its Guaranty, with respect to future transactions or otherwise, or shall fail to observe or perform any term or provision of its Guaranty, Guarantor Security Agreement or Guarantor Subordination Agreement; or

              9(j)  There shall occur a Change of Control;

          THEN, automatically upon the occurrence of an Event of Default under Paragraph 9(f) above, at the option of any Lender upon the occurrence of an
--------------
Event of Default under Paragraph 9(a) above and, in all other cases, at the
                       --------------
option of the Required Lenders, each Lender's obligation to make Loans shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company, and the Administrative Agent and the Lenders may immediately exercise all rights, powers and remedies available to them at law, in equity or otherwise, including, without limitation, under the Loan Documents, all of which rights, powers and remedies are cumulative and not exclusive.


          10.  The Administrative Agent.
               ------------------------

          10(a)  Appointment. Each Lender hereby irrevocably designates
                 -----------
and appoints the Administrative Agent as the agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes the Administrative Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

          10(b)  Delegation of Duties.    The Administrative Agent may
                     --------------------
execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          10(c)  Exculpatory Provisions.    Neither the Administrative Agent
                 ----------------------
nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or
(2) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Company to perform its obligations hereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Company.

          10(d)  Reliance by Administrative Agent.    The Administrative
                 --------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by the Company and the Lenders that any determination by the Administrative Agent as to the Collateral Value of the Borrowing Base shall be based, without independent investigation of the legal or factual contents thereof, upon the most recent Borrowing Base Report provided by the Company to the Administrative Agent pursuant to Paragraph 7(b)(1)(i) above
                                                    --------------------
or such more recent Borrowing Base Report provided to the Administrative Agent. The Administrative Agent may deem and treat the payee of any note as the owner thereof for all purposes. As to the Lenders: (1) the Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of one hundred percent (100%) of the Lenders or it shall first be indemnified to its satisfaction by the Lenders ratably in accordance with their respective Consolidated Percentage Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (except for liabilities and expenses resulting from the Administrative Agent's gross negligence or willful misconduct), and (2) the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of one hundred percent (100%) of the Lenders, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          10(e)  Notice of Default.    The Administrative Agent shall not be
                 -----------------
deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Company referring to the Loan Documents, describing such Potential Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by all of the Lenders (or any Lender with respect to an Event of Default under Paragraph 9(a)
                                                                 --------------
above); provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders (except to the extent that this Credit Agreement expressly requires that such action be taken or not taken by the Administrative Agent with the consent or upon the authorization of the Required Lenders, in which case such action will be taken or not taken as directed by the Required Lenders).

          10(f)  Non-Reliance on Administrative Agent and Other Lenders.
                 ------------------------------------------------------
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          10(g)  Indemnification. The Lenders agree to indemnify the
                 ---------------
Administrative Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The provisions of this Paragraph 10(g) shall
                                                          ---------------
survive the payment of the Obligations and the termination of this Credit Agreement.

          10(h)  Administrative Agent in Its Individual Capacity.  The
                 -----------------------------------------------
Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Parent, the Company and the other Subsidiaries of the Company as though the Administrative Agent were not the Administrative Agent hereunder. With respect to such loans made or renewed by them and any Note issued to them, the Administrative Agent shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          10(i)  Successor Administrative Agent.  The Administrative Agent
                 ------------------------------
may resign as Administrative Agent under the Loan Documents upon thirty (30) days' notice to the Lenders and agrees that it will so resign in the event it ceases to hold any Percentage Share of the Obligations. If the Administrative Agent shall resign, then the Lenders (other than the Lender resigning as Administrative Agent) shall (with, so long as there shall not exist an Event of Default, the consent of the Company, such consent not to be unreasonably withheld) appoint a successor agent or, if the Lenders are unable to agree on the appointment of a successor agent, the Administrative Agent shall appoint a successor agent for the Lenders whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Credit Agreement or any of the Loan Documents or successors thereto. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

          11.  Miscellaneous Provisions.
          ---  ------------------------

          11(a)  No Assignment.  Neither the Parent nor the Company may
                 -------------
assign its rights or obligations under this Credit Agreement or the other Loan Documents without the prior written consent of one hundred percent (100%) of the Administrative Agent and the Lenders. Subject to the foregoing, all provisions contained in this Credit Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon each of the Parent, the Company, and such Person's successors and assigns.

           11(b)  Amendment. Neither this Credit Agreement nor any other Loan
                  ---------
Document may be amended, renewed or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Administrative Agent, Required Lenders, the Parent and the Company: provided, however, no such amendment or waiver shall, without the prior written consent of one hundred percent (100%) of the Lenders: (1) reduce the principal of, or rate of interest on, the Loans or fees payable hereunder, (2) except as expressly contemplated by Paragraphs 11(h) below, modify the Revolving Facility Percentage Share, the Term Loan A Percentage Share or the Term Loan B Percentage Share of any Lender, (3) modify the Revolving Facility Commitment, the Term Loan A Commitment or the Term Loan B Commitment of any Lender, (4) modify the definition of "Required Lenders", (5) extend or waive any scheduled payment date for any principal, interest or fees, or the Revolving Facility Maturity Date or the Conversion Date, (6) release the Parent or any Guarantor Subsidiary from its obligations under its Guaranty, Guarantor Security Agreement or Guarantor Subordination Agreement, (7) amend the definition of "Collateral Value of the Borrowing Base,"
(8) amend this Paragraph 11(b), or (9) amend any provision of the Loan Documents
               ---------------
which by its terms requires the consent or approval of one hundred percent (100%) of the Lenders. It is expressly agreed and understood that the failure by the required Lenders to elect to accelerate amounts outstanding hereunder and/or to terminate the obligation of the Lenders to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Credit Agreement. No amendment of any provision of the Loan Documents relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent.


           11(c)  Cumulative Rights; No Waiver.  The rights, powers and remedies
                  ----------------------------
of the Lenders hereunder and under the other Loan Documents are cumulative and in addition to all rights, power and remedies provided under any and all agreements among the Parent, the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Lenders, and no single or partial exercise by the Lenders of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.


           11(d)  Entire Credit Agreement.  This Credit Agreement, the other
                  -----------------------
Loan Documents and the schedules, appendices, documents and agreements referred to herein and therein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.


           11(e)  Survival.  All representations, warranties, covenants and
                  --------
agreements contained in this Credit Agreement and the other Loan Documents on the part of the Company shall survive the termination of this Credit Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

           11(f)  Notices.  All notices given by any party to the others under
                  -------
this Credit Agreement and the other Loan Documents shall be in writing unless otherwise provided for herein, delivered personally, by telefacsimile or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on Annex II attached hereto. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

           11(g) Governing Law. This Credit Agreement and the other Loan
                 -------------
Documents shall be governed by and construed in accordance with the laws of the State of California without giving effect to its choice of law rules.


           11(h) Assignments, Participations, Etc.
                 --------------------------------

                 (1) With the prior written consent of the Administrative Agent and, but only if there has not occurred and is continuing an Event of Default or Potential Default, the Company, such consents not to be unreasonably withheld, any Lender may at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Administrative Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all or any part of such Lender's Revolving Facility Commitment, Term Loan A Commitment and/or Term Loan B Commitment and Loans and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000.00 (or if such Lender's Revolving Credit Commitment, Term Loan A Commitment or Term Loan B Commitment is less than $5,000,000.00, one hundred percent (100%) thereof); provided, however, that the Company and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Company and the Administrative Agent an Assignment and Acceptance Agreement and (iii) the Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500.00.

               (2) From and after the date that the Administrative Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee: (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned to it pursuant to such Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender under the Loan Documents, and
     (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under the Loan Documents.

               (3) Within five Business Days after its receipt of notice by the Administrative Agent that it has received an executed Assignment and Acceptance Agreement, which notice shall also be sent by the Administrative Agent to each Lender, and payment of the processing fee, the Company shall, if requested by the Assignee, execute and deliver to the Administrative Agent, new Notes evidencing such Assignee's assigned Loans and Loan funding commitment. Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance Agreement, this Credit Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Percentage Shares resulting therefrom and the Administrative Agent shall deliver to the Company a revised Commitment Schedule reflecting such adjustment.

               (4) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the funding commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that

     (i) the originating Lender's obligations under this Credit Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Credit Agreement and the other Loan Documents. In the case of any such participation, the Participant shall be entitled to the benefit of Paragraphs 2(e), 2(f) and 2(g) (and subject to the burdens
                    ---------------   ---     ----
     of Paragraphs 2(h) and 11(h) above) as though it were also a Lender
        ---------------     -----
     thereunder, and if amounts outstanding under this Credit Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Credit Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Credit Agreement, and Paragraph 11(j) of this Credit
                                             ---------------
     Agreement shall apply to such Participant as if it were a Lender party hereto.

               (5) Notwithstanding any other provision contained in this Credit Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Lender or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Lender, provided that any payment in respect of such assigned Loans or Notes made by the Company to or for the account of the assigning and/or pledging Lender in accordance with the terms of this Credit Agreement shall satisfy the Company's obligations hereunder in respect to such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

           11(i) Counterparts. This Credit Agreement and the other Loan
                  ------------
Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

            11(j) Sharing of Payments. If any Lender shall receive and retain
                  -------------------
any payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Lender's Percentage Share thereof, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender is hereby authorized by the Company to exercise any and all rights of setoff, counterclaim or bankers' lien against the full amount of the Obligations, whether or not held by such Lender. Each Lender hereby agrees to exercise any such rights first against the Obligations and only then to any other Indebtedness of the Company to such Lender.

           11(k) Confidentiality. Each Lender agrees to take normal and
                 ---------------
reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by the Parent, the Company or any other Subsidiary of the Company or by the Administrative Agent on the Parent's, the Company's or any other Subsidiary of the Parent's behalf, in connection with this Credit Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Credit Agreement, except to the extent such information: (1) was or becomes generally available to the public other than as a result of a disclosure by any Lender or

Participant or any prospective Lender or Participant, or (2) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Lender. Nothing contained herein shall restrict any Lender from disclosing such information (i) at the request or pursuant to any requirement of any Governmental Authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (vi) to such Lender's independent auditors and other professional advisors; and (vii) to any Participant or Assignee and to any prospective Participant or Assignee, provided that each Participant and Assignee or prospective Participant or Assignee first agrees to be bound by the provisions of this Paragraph 11(k).
                   ---------------

           11(l) Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH
                 -----------------------
RESPECT TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS CREDIT AGREEMENT, EACH OF THE PARENT, THE COMPANY, THE ADMINISTRATIVE AGENT, THE ARRANGERS, THE SYNDICATION AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARENT, THE COMPANY, THE ADMINISTRATIVE AGENT, THE ARRANGERS, THE SYNDICATION AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY
                                           --------------------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CREDIT AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARENT, THE COMPANY, THE ADMINISTRATIVE AGENT, THE ARRANGERS, THE SYNDICATION AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.


          11(m)  Waiver of Jury Trial.    THE PARENT, THE COMPANY, THE
                 --------------------
ADMINISTRATIVE AGENT, THE ARRANGERS, THE SYNDICATION AGENT AND THE LENDERS EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARENT, THE COMPANY, THE ADMINISTRATIVE AGENT, THE ARRANGERS, THE SYNDICATION AGENT AND THE LENDERS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY

TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          11(n)  Indemnity.    Whether or not the transactions contemplated
                 ---------
hereby are consummated, the Company shall indemnify and hold the Administrative Agent, the Arrangers, the Syndication Agent and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable and documented attorney's fees and expenses, including the allocated cost of internal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Credit Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Credit Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Paragraph
                                                                       ---------
11(n) shall survive payment of all other Obligations.
-----

          11(o)  Telephonic Instruction.  Any agreement of the Administrative
                 ----------------------
Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Company or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

          11(p)  Marshalling; Payments Set Aside.    Neither the
                 -------------------------------
Administrative Agent nor the Lenders shall be under any obligation to marshall any assets in favor of the Parent, the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders enforce their Liens or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any insolvency proceeding, or otherwise, then (1) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred, and (2) each Lender severally agrees to pay to the Administrative Agent upon demand its ratable share of the total amount so recovered from or repaid by the Administrative Agent.

          11(q)  Set-off.    In addition to any rights and remedies of the
                 -------
Lenders provided by law, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Credit Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

          11(r)  Severability.    The illegality or unenforceability of any
                 ------------
provision of this Credit Agreement or any other Loan Document or any instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

          11(s)  No Third Parties Benefited.    This Credit Agreement and the
                 --------------------------
other Loan Documents are made and entered into for the sole protection and legal benefit of the Parent, the Company, the Lenders and the Administrative Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Credit Agreement or any of the other Loan Documents.

          11(t)  Time.    Time is of the essence as to each term or provision
                 ----
of this Credit Agreement and each of the other Loan Documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed as of the day and year first above written.


                         DOLLAR FINANCIAL GROUP, INC.,
                         a New York corporation


                         By: _______________________________

                         Name: _____________________________

                         Title: ______________________________

                         DFG HOLDINGS, INC., a Delaware corporation


                         By: _______________________________

                         Name: _____________________________

                         Title: ______________________________


                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                         as Administrative Agent, an Arranger and a Lender


                         By: ________________________________
                             Luann Bangsund, Senior Vice President

                         FIRST UNION CAPITAL MARKETS,
                         as an Arranger


                         By: _______________________________

                         Name: _____________________________

                         Title: ______________________________


                         FIRST UNION NATIONAL BANK,
                         as the Syndication Agent and a Lender


                         By: _______________________________

                         Name: _____________________________

                         Title: ______________________________

                         U.S. BANK NATIONAL ASSOCIATION,
                         as Documentation Agent and a Lender


                         By: _______________________________

                         Name: _____________________________

                         Title: ______________________________

                              SCHEDULE OF EXHIBITS
                              --------------------


ANNEXES


Annex I           Glossary

Annex II          Addresses for Notice Purposes



SCHEDULES:

Schedule 1        Additional Conditions to Initial Funding
                  [Paragraph 5(a)(1)(xxvii)]

Schedule 2        Material Litigation
                  [Paragraph 6(f)]

Schedule 3        Subsidiaries Existing at Effective Date
                  [Paragraph 6(i)]

Schedule 4        ERISA Disclosures
                  [Paragraph 6(k)]

Schedule 5        Hazardous Materials/Environmental Disclosures
                  [Paragraph 6(o)]

Schedule 6        Additional Permitted Liens
                  [Paragraph 8(a)(8)]

Schedule 7        Additional Permitted Indebtedness
                  [Paragraph 8(b)(11)]

Schedule 8 Additional Permitted Loans, Advances and Investments [Paragraph 8(g)(6)]